Exhibit 99.6

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.
The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

               MORGAN STANLEY
       IXIS Real Estate Capital Trust
                  2005-HE2
                 All records

Table of Contents

1. Current Mortgage Principal Balance <75k
2. Current Mortgage Principal Balance Greater or Equal to 400K
3. FICO Score Less than 650
4. Original Loan-to-Value Ratio Greater or Equal 80
5. Second Home
6. Non-Owner Occupied
7. Cashout Loans
8. Stated Doc
9. Limited Doc
10. 2-4 Family 11. IO
Loans

1. Current Mortgage Principal Balance <75k

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
Current Mortgage          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Principal Balance <75k      Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00          335    13,583,942.95      2.04    9.950    43.69     614    84.01    60.70   95.65   84.33    59.12
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50,000.01 - 75,000.00          474    29,518,099.93      4.44    9.234    65.18     617    83.85    61.78   89.83   85.27    58.16
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Other                        3,029   622,151,315.51     93.52    7.346    91.53     630    80.69    42.89   95.85   74.51    53.99
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Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
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2. Current Mortgage Principal Balance Greater or Equal to 400K

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                                                                                            Wtd
                           Number                      % of                                 Avg
Current Mortgage             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
Principal Balance         Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Greater or Equal to 400K    Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
= 400,000                        5     2,000,000.00      0.30    7.021   100.00     646    77.74    60.00  100.00  100.00    40.00
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400000 - 450000                 92    39,191,372.50      5.89    6.929    92.29     642    81.20    38.04   96.65   79.32    51.34
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450000 - 500000                 64    30,627,565.30      4.60    7.013    90.63     638    80.46    31.38  100.00   73.22    56.59
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500000 - 550000                 34    17,936,017.16      2.70    6.835    93.98     649    81.79    35.74  100.00   58.54    52.87
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550000 - 600000                 23    13,162,547.89      1.98    6.977    86.88     636    81.75    34.73  100.00   61.01    60.91
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600000 - 650000                  6     3,810,617.51      0.57    6.923    66.12     696    82.75    16.65  100.00   66.60    33.52
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650000 - 700000                  3     2,058,922.95      0.31    8.415   100.00     610    81.56    33.98  100.00   66.02    66.19
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700000 - 750000                  1       746,874.85      0.11    6.975   100.00     719    88.24     0.00  100.00  100.00     0.00
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750000 - 800000                  2     1,566,312.18      0.24    7.015   100.00     697    76.29    49.03  100.00  100.00    50.97
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800000 - 850000                  1       802,745.30      0.12    6.875   100.00     659    64.40   100.00  100.00  100.00    00.00
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850000 - 900000                  1       889,678.00      0.13    8.125   100.00     629    80.00     0.00  100.00    0.00     0.00
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Other                        3,606   552,460,704.75      83.05   7.585    89.02     626    80.88    45.93   94.92   75.87    54.50
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Total:                       3,838   665,253,358.39     100.00   7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
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3. FICO Score Less than 650

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
FICO                      Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Score Less than 650         Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
500 - 524                      272    41,548,156.90      6.25    8.586    95.80     512    74.58    61.71   98.67   83.76    85.98
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525 - 549                      346    52,475,271.85      7.89    8.425    94.38     537    76.17    59.27   97.73   84.66    80.69
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550 - 574                      367    57,419,135.64      8.63    8.039    91.27     561    78.07    63.77   97.54   82.80    78.54
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575 - 599                      439    68,207,639.35     10.25    7.799    90.87     588    80.96    55.15   97.61   76.44    71.08
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600 - 624                      537    93,050,720.47     13.99    7.396    89.85     612    82.18    57.44   95.53   76.02    66.31
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625 - 649                      557    96,200,358.05     14.46    7.291    86.54     638    81.69    38.56   95.86   72.21    48.16
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Other                        1,320   256,352,076.13     38.53    7.006    87.40     695    82.75    28.02   93.58   70.65    31.76
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Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
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4. Original Loan-to-Value Ratio Greater or Equal 80

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                                                                                            Wtd
                           Number                      % of                                 Avg
Original                     of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
Loan-to-Value Ratio       Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Greater or Equal 80         Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
80.00 - 85.00                1,577   314,825,454.54     47.32    7.114    94.18     642    81.00    37.78   96.77   74.00    39.18
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85.01 - 90.00                  592   109,504,357.44     16.46    7.707    94.00     624    89.60    54.73   91.44   77.07    64.62
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90.01 - 95.01                  263    41,019,843.36      6.17    8.209    94.16     635    94.75    61.21   98.09   73.24    53.02
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95.01 - 100.00                 457    35,283,806.62      5.30    9.358    45.73     668    99.90    46.25   99.80   73.52    24.55
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Other                          949   164,619,896.43     24.75    7.456    85.30     596    67.39    44.38   94.53   77.07    82.97
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Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
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5. Second Home

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Second Home                 Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Second Home                     31     3,754,307.44      0.56    8.323    89.25      657   83.59    47.98    0.00   75.44    56.15
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Other                        3,807   661,499,050.95     99.44    7.478    89.38      629   80.88    44.07   96.12   75.19    54.27
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Total:                       3,838   665,253,358.39    100.00    7.483    89.38      629   80.90    44.10   95.58   75.19    54.28
------------------------------------------------------------------------------------------------------------------------------------


6. Non-Owner Occupied

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Non-Owner Occupied          Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Non Owner Occupied             185    25,633,881.62       3.85    7.779    89.75      659   80.65    37.32    0.00   62.12   54.57
------------------------------------------------------------------------------------------------------------------------------------
Other                        3,653   639,619,476.77      96.15    7.471    89.37      627   80.91    44.37   99.41   75.72   54.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,838   665,253,358.39     100.00    7.483    89.38      629   80.90    44.10   95.58   75.19   54.28
------------------------------------------------------------------------------------------------------------------------------------


7. Cashout Loans

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Cashout Loans               Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout        2,116   361,095,558.57      54.28    7.640    88.96      604   78.91    54.71   95.54   81.02     100.00
------------------------------------------------------------------------------------------------------------------------------------
Other                      1,722   304,157,799.82      45.72    7.296    89.88      658   83.25    31.50   95.63   68.27       0.00
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Total:                     3,838   665,253,358.39     100.00    7.483    89.38      629   80.90    44.10   95.58   75.19      54.28
------------------------------------------------------------------------------------------------------------------------------------


8. Stated Doc

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Stated Doc                  Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Stated Doc                   1,770   348,616,233.72     52.40    7.457    90.70     647    80.25     0.00   95.19   70.37    43.30
------------------------------------------------------------------------------------------------------------------------------------
Other                        2,068   316,637,124.67     47.60    7.511    87.93     609    81.61    92.65   96.02   80.50    66.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
------------------------------------------------------------------------------------------------------------------------------------

9. Limited Doc

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
Limited Doc                 Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Limited Doc                    139    23,288,255.81      3.50    7.365    90.31     609    81.05     0.00   94.69   84.31    54.14
------------------------------------------------------------------------------------------------------------------------------------
Other                        3,699   641,965,102.58     96.50    7.487    89.35     629    80.89    45.70   95.61   74.86    54.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
------------------------------------------------------------------------------------------------------------------------------------


10. 2-4 Family

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
2-4 Family                  Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     173    39,442,031.60      5.93    7.453    82.03     642    79.64    28.99   84.91    0.00    60.42
------------------------------------------------------------------------------------------------------------------------------------
Other                        3,665   625,811,326.79     94.07    7.485    89.85     628    80.98    45.05   96.25   79.93    53.89
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
------------------------------------------------------------------------------------------------------------------------------------


11. IO Loans

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                                                                                            Wtd
                           Number                      % of                                 Avg
                             of            Total       Total      Wtd               Wtd     Comb     Pct     Pct     Pct       Pct
                          Mortgage        Current     Current     Avg       Pct     Avg     Orig     Full   Owner   Single   Cashout
IO Loans                    Loans         Balance     Balance   Coupon      ARM    FICO      LTV     Doc     Occ    Family     Refi
------------------------------------------------------------------------------------------------------------------------------------
Interest Only Loans            713   196,424,050.27     29.53    6.786    98.46     665    81.45    32.78   97.04   73.01    33.90
------------------------------------------------------------------------------------------------------------------------------------
Other                        3,125   468,829,308.12     70.47    7.775    85.58     613    80.67    48.84   94.97   76.11    62.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,838   665,253,358.39    100.00    7.483    89.38     629    80.90    44.10   95.58   75.19    54.28
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